QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

Certification
Pursuant to Section 1350 of Chapter 63 of Title 18 of the
United States Code as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

        In connection with the filing of the Quarterly Report on Form 10-Q of TriQuint Semiconductor, Inc. ("TriQuint") for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned, Ralph G. Quinsey, President and Chief Executive Officer of TriQuint, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1)
  The Report complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TriQuint.

Dated: May 13, 2003

TRIQUINT SEMICONDUCTOR, INC.
By:	/s/ RALPH G. QUINSEY Ralph G. Quinsey President and Chief Executive Officer

Certification
Pursuant to Section 1350 of Chapter 63 of Title 18 of the
United States Code as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

        In connection with the filing of the Quarterly Report on Form 10-Q of TriQuint Semiconductor, Inc. ("TriQuint") for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned, Raymond A. Link, Vice President, Finance and Administration, Chief Financial Officer and Secretary of TriQuint, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (3)
  The Report complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

  (4)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TriQuint.

Dated: May 13, 2003

TRIQUINT SEMICONDUCTOR, INC.
By:	/s/ RAYMOND A. LINK Raymond A. Link Vice President, Finance and Administration, Chief Financial Officer and Secretary

QuickLinks

  Exhibit 99.1
Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code as Adopted Pursuant to Section 906 Of the Sarbanes-Oxley Act of 2002
Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code as Adopted Pursuant to Section 906 Of the Sarbanes-Oxley Act of 2002